CleanSpark, Inc. Announces Proposed Private

Offering of $550 Million of Convertible Notes

LAS VEGAS, Dec. 12, 2024 – CleanSpark, Inc. (Nasdaq: CLSK), America's Bitcoin Miner® (“CleanSpark” or the “Company”), today announced that it intends to offer, subject to market conditions and other factors, $550 million aggregate principal amount of convertible senior notes due 2030 (the “Convertible Notes”) to the initial purchasers for resale in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

CleanSpark also expects to grant the initial purchasers of the Convertible Notes an option to purchase, within a 13-day period beginning on, and including the date on which the Convertible Notes are first issued, up to an additional $100 million aggregate principal amount of the Convertible Notes. The offering is subject to market and other conditions, and there can be no assurance as to whether, when or on what terms the offering may be completed.

The Company intends to use the net proceeds from the offering to pay the cost of the capped call transactions (as described below), to use up to $125 million of the net proceeds to repurchase shares of the Company’s common stock (the “common stock”) from investors in the Convertible Notes, and the remaining net proceeds for the repayment in full of amounts outstanding under Company’s line of credit with Coinbase, capital expenditures, acquisitions and general corporate purposes.

The Convertible Notes will be senior unsecured obligations of the Company. The Convertible Notes will not bear regular interest, and the principal amount of the Convertible Notes will not accrete. The Convertible Notes will mature on June 15, 2030, unless earlier repurchased, redeemed or converted in accordance with their terms. Prior to December 15, 2029, the Convertible Notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date.

The Convertible Notes will be convertible into cash, shares of the common stock or a combination of cash and shares of the common stock, at the Company’s election. The initial conversion rate and other terms of the Convertible Notes will be determined at the time of pricing in negotiations with the initial purchasers of the Convertible Notes.

In connection with the pricing of the Convertible Notes, the Company expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes and/or other financial institutions (the “option counterparties”). If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Convertible Notes to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce potential dilution to the common stock upon conversion of any Convertible Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase shares of the common stock and/or enter into various derivative transactions with respect to the common stock concurrently with, or shortly after, the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease

in) the market price of the common stock or the Convertible Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling shares of the common stock or other securities of the Company in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so on each exercise date for the capped call transactions or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the Convertible Notes). This activity could also cause or avoid an increase or decrease in the market price of the common stock or the Convertible Notes, which could affect holders of the Convertible Notes’ ability to convert the Convertible Notes and, to the extent the activity occurs following conversion of the Convertible Notes or during any observation period related to a conversion of the Convertible Notes, it could affect the amount and value of the consideration that holders of the Convertible Notes will receive upon conversion of such Convertible Notes.

The Company also expects to repurchase shares of its common stock from certain of the investors in the Convertible Notes in privately negotiated transactions effected concurrently with the pricing of the Convertible Notes, and the Company expects the purchase price per share of the common stock repurchased in such transactions to equal the closing price per share of the common stock on the date the offering of the Convertible Notes is priced.

The Convertible Notes and any shares of common stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act or securities laws of any other jurisdiction, and the Convertible Notes and such shares of common stock may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Convertible Notes will be offered by the initial purchasers only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy the Convertible Notes, nor shall there be any sale of the Convertible Notes or common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CleanSpark

CleanSpark (Nasdaq: CLSK), America's Bitcoin Miner®, is a market-leading, pure play Bitcoin miner with a proven track record of success. We own and operate a portfolio of mining facilities across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence and capital stewardship, we optimize our mining facilities to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by securing the most important finite, global asset – Bitcoin – positions us to prosper in an ever-changing world. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts, such as statements concerning the proposed terms of the Convertible Notes, the capped call transactions and the proposed share repurchases, the completion, timing and size of the proposed offering of the Convertible Notes, the capped call transactions, and the anticipated uses of proceeds from the proposed offering (including the capped call transactions and proposed share repurchases). All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of CleanSpark’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others, the risk that the Company may not be able to consummate the Convertible Notes transaction, the capped call transactions or the share repurchase on satisfactory conditions or at all, and other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading "Risk Factors" in those filings, and other risks it may identify from time to time. Forward-looking statements contained herein are made only as to the date hereof, and the Company assumes no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as expressly required by applicable law.

Investors:

Harry Sudock, SVP

702-989-7693

ir@cleanspark.com

Media:

Eleni Stylianou

702-989-7694

pr@cleanspark.com